EXHIBIT 25

                               POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS, That the undersigned directors and the Principal Financial and Accounting Officer of MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, hereby constitute and appoint Livio D. DeSimone, Giulio Agostini, Dwight A. Peterson, John J. Ursu, Arlo D. Levi, and Roger P. Smith, or any of them, their true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for them and in their name, place, and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorneys and agents may deem necessary or desirable to enable MINNESOTA MINING AND MANUFACTURING COMPANY to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing with said Commission of its annual report Form 10-K for the fiscal year ended December 31, 1993, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of MINNESOTA MINING AND MANUFACTURING COMPANY, and the names of the undersigned directors and Principal Financial and Accounting Officer to the Form 10-K and to any instruments and documents filed as part of or in connection with said Form 10-K or amendments thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

 IN WITNESS WHEREOF, the undersigned have subscribed these presents this 14th day of February, 1994.


/s/Livio D. Desimone                         /s/Giulio Agostini
Livio D. DeSimone, Chairman                          Giulio Agostini
of the Board and Chief Executive            Senior Vice President
Officer, Director                           Principal Financial Officer
                                            Principal Accounting Officer


/s/Lawrence E. Eaton                        /s/Rozanne L. Ridgway
Lawrence E. Eaton, Director                 Rozanne L. Ridgway, Director


/s/Harry A.Hammerly                         /s/Jerry E. Robertson
Harry A. Hammerly, Director                 Jerry E. Robertson, Director


/s/Allen F.Jacobson                          /s/Frank Shrontz
Allen F. Jacobson, Director                  Frank Shrontz, Director


/s/Ronald A. Mitsch                           /s/F. Alan Smith
Ronald A. Mitsch, Director                    F. Alan Smith, Director


/s/Allen E. Murray                            /s/Louis W. Sullivan
Allen E. Murray, Director                     Louis W. Sullivan, Director


/s/Aulana L. Peters
Aulana L. Peters, Director





                           SIGNATURES

 Pursuant to the requirements of Section 13 of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

              MINNESOTA MINING AND MANUFACTURING COMPANY



                  By /s/Giulio Agostini
                     Giulio Agostini, Senior Vice President - Finance and Office Administration
                     Principal Financial and Accounting Officer
                     March 7, 1994

      Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 7, 1994.

Signature               Title

LIVIO D. DeSIMONE       Chairman of the Board and
                        Chief Executive Officer, Director

LAWRENCE E. EATON       Director
HARRY A. HAMMERLY       Director
ALLEN F. JACOBSON       Director
RONALD A. MITSCH        Director
ALLEN E. MURRAY         Director
AULANA L. PETERS        Director
ROZANNE L. RIDGWAY      Director
JERRY E. ROBERTSON      Director
FRANK SHRONTZ           Director
F. ALAN SMITH           Director
LOUIS W. SULLIVAN       Director


Arlo D. Levi, by signing his name hereto, does hereby sign this document pursuant to powers of attorney duly executed by the other persons named, filed with the Securities and Exchange Commission on behalf of such other persons, all in the capacities and on the date stated, such persons constituting a majority of the directors of the company.


                          By /s/Arlo D. Levi
                             Arlo D. Levi, Attorney-in-Fact